UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2021

Emerson Electric Co.

(Exact name of registrant as specified in its charter)

Missouri	1-278	43-0259330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 West Florissant Avenue, St. Louis, Missouri 63136

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (314) 553-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.50 par value per share	EMR	New York Stock Exchange
NA	NA	NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2021, Emerson Electric Co. (“Emerson” or the “Company”) announced strategic leadership changes.

Effective February 17, 2021, Ram R. Krishnan has been named Executive Vice President and Chief Operating Officer of the Company, replacing Steven J. Pelch who has left the Company.

Mr. Krishnan, 50, was previously Group President of Emerson’s Final Control business from November 2017 to February 2021 and Chief Operating Officer of that business from January 2017 to November 2017, and previously served as Vice President of Profit Planning and Perfect Execution from 2015 to 2016.

In connection with his promotion, Mr. Krishnan’s salary has been increased to $700,000 and his bonus opportunity will increase, consistent with the mix to total compensation for the Company’s named executive officers as described in the Company’s annual proxy statement. In addition, Mr. Krishnan received an additional 20,000 performance shares units under the Company’s Fiscal 2021 – 2023 Performance Shares Program, which are subject to the achievement of the Company’s performance goals over the three-year performance period ending on September 30, 2023. For additional information on these compensation arrangements, please see “Executive Compensation” in the Company’s annual proxy statement.

Item 7.01.	Regulation FD Disclosures.

The following information is furnished pursuant to Regulation FD.

On February 17, 2021, the Company issued a press release announcing strategic leadership changes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K and furnished in Exhibit 99.1 that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impact of the COVID-19 pandemic as well as economic and currency conditions, market demand, including related to the pandemic and oil and gas price declines and volatility, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, among others, as set forth in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

99.1	Press Release dated February 17, 2021.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2021	EMERSON ELECTRIC CO.

	By:	/s/ John A. Sperino
John A. Sperino
Vice President and Assistant Secretary